UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2022

Vaccinex, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38624	16-1603202
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1895 Mount Hope Avenue, Rochester, New York	14620
(Address of principal executive offices)	(Zip Code)

(585) 271-2700

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	VCNX	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On November 10, 2022, Vaccinex, Inc. (the “Company”) issued a press release announcing that two abstracts, including an oral presentation and a poster related to investigator-sponsored trials for pepinemab combinations, are being presented at The Society for Immunotherapy of Cancer’s (SITC) 37th Annual Meeting by the Company and its collaborators at Emory University and the Moffitt Cancer Center.

The poster presentation, “Phase I Study of Adoptive T Cell Therapy Following HER2-Pulsed Dendritic Cell Vaccine and Pepinemab/Trastuzumab in Patients with Metastatic HER2-Positive Breast Cancer (NCT05378464)”, will be presented by Dr. Hyo Han and Dr. Brian Czerniecki of the Moffitt Cancer Center in the “Clinical Trials In Progress” session on Thursday November 10 at 9:00 AM, EST. The oral presentation, “Neoadjuvant SEMA4D blockade with nivolumab alters suppressive myeloid cells while elevating B cell and CD26hi T cell infiltration in the tumors of patients with resectable stage III melanoma”, will be presented by Dr. Brian Olson of Winship Cancer Institute at Emory University in the “210: Cancer Surgery in the Age of Immunotherapy” session on November 11 at 5:20 PM, EST.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities under such section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1944, as amended, or the Exchange Act.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release, dated November 10, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VACCINEX, INC.
Date: November 10, 2022

	By:	/s/ Scott E. Royer
Scott E. Royer
Chief Financial Officer